Scudder
21st Century
Growth Fund

Annual Report
August 31, 1998

Pure No-Load(TM) Funds


A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.


SCUDDER                    (logo)

                        Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception: 9/9/96   8/31/98: $26.93 million       Ticker Symbol:  SCTGX
--------------------------------------------------------------------------------

o Small-cap stocks have experienced a significant downturn in the past year due to concerns over financial instability in the emerging markets and slowing profit growth in the United States.


o Scudder 21st Century Growth Fund's total return of -22.58% for the twelve-month period ended August 31, 1998 was disappointing, but it did beat the return of -26.31% on its unmanaged benchmark, the Russell 2000 Growth Index, for the same period.


o The Fund favored investments in consistently growing areas with limited exposure to the emerging markets, falling commodity prices, and the effects of a strong U.S. dollar.




                                Table of Contents

   3  Letter from the Fund's President   18  Financial Highlights
   4  Performance Update                 19  Notes to Financial Statements
   5  Portfolio Summary                  22  Report of Independent Accountants
   6  Portfolio Management Discussion    24  Officers and Trustees
   9  Glossary of Investment Terms       25  Investment Products and Services
  10  Investment Portfolio               26  Scudder Solutions
  15  Financial Statements


                      2 - Scudder 21st Century Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     In the last twelve months, the economic crisis in the emerging markets has spread across the globe, causing investors to seek cover in safer havens such as U.S. Treasury bonds and stocks of large, familiar companies. In the process, small company stocks have been driven down despite positive fundamentals. In a market downdraft such as this, shares of reasonably valued, quality companies often get hit as hard as those with flawed strategies and poor management. As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure volatility. Over the long term, we believe that well run companies with strong earnings will ultimately provide superior returns. In a challenging climate such as this, we believe that investors should remain focused on their long-term investment goals, despite the short-term fluctuations of the market.

     As Fund managers Peter Chin and Roy McKay outline in the discussion which begins on page 6, they are coping with this volatility by continuing to avoid companies whose earnings are vulnerable to economic downturns overseas, falling commodity prices, and the effects of the strong dollar. Consistent with their ongoing strategy, Messrs. Chin and McKay are continuing to search for well-positioned companies with strong growth prospects and reasonable valuations, in order to take advantage of the renewed focus on fundamentals that they believe will inevitably occur when the markets stabilize.

     For those of you who are interested in new Scudder funds, we recently introduced the Scudder International Growth Fund and the Scudder International Value Fund. With the addition of these funds, Scudder becomes one of the few companies to offer investors the ability to diversify internationally across both growth and value styles. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your continued investment in Scudder 21st Century Growth Fund. If you have questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder 21st Century Growth Fund


                      3 - Scudder 21st Century Growth Fund

PERFORMANCE UPDATE as of August 31, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
8/31/98   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER 21ST CENTURY GROWTH FUND
--------------------------------------
1 Year    $  7,742  -22.58%    -22.58%
Life of
Fund*     $  8,458  -15.42%     -8.13%

--------------------------------------
RUSSELL 2000 GROWTH INDEX
--------------------------------------
1 Year    $  7,369  -26.31%    -26.31%
Life of
Fund*     $  8,418  -15.82%     -8.59%

*The Fund commenced operations on September 9, 1996.
Index comparisons begin September 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER 21ST CENTURY GROWTH FUND
Year            Amount
----------------------
9/96*          $10,000
11/96          $ 9,444
2/97           $ 8,778
5/97           $ 9,302
8/97           $10,405
11/97          $10,119
2/98           $11,397
5/98           $11,175
8/98           $ 8,056

RUSSELL 2000 GROWTH INDEX
Year            Amount
----------------------
9/96*          $10,000
11/96          $ 9,835
2/97           $ 9,657
5/97           $10,204
8/97           $11,423
11/97          $11,317
2/98           $12,160
5/98           $11,820
8/98           $ 8,418

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended August 31

                        1997*      1998
                     -------------------
NET ASSET VALUE...   $ 13.11    $ 10.15
INCOME DIVIDENDS..   $    --    $    --
CAPITAL GAINS
DISTRIBUTIONS.....   $    --    $    --
FUND TOTAL
RETURN (%)........      9.25     -22.58
INDEX TOTAL
RETURN (%)........     14.14     -26.31


Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


                      4 - Scudder 21st Century Growth Fund

PORTFOLIO SUMMARY as of August 31, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    95%
Cash Equivalents                    5%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund seeks to be fully
invested in stocks of small U.S.
growth companies.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Technology                                32%
Health                                    19%
Service Industries                        16%
Consumer Discretionary                    12%
Financial                                  8%
Transportation                             3%
Consumer Staples                           3%
Energy                                     2%
Durables                                   2%
Other                                      3%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We found growth opportunities in
technology and health care companies
with strong domestic businesses.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(33% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   Vitesse Semiconductor Corp.
     Manufacturer of digital integrated circuits

2.   MedQuist, Inc.
     Electronic document transcription and management services

3.   Pinnacle Systems, Inc.
     Manufacturer of video post-production workstations

4.   QuadraMed Corp.
     Developer of financial management and data interchange software products and services

5.   MAPICS, Inc.
     Business planning and control solutions and services

6.   Network Appliance, Inc.
     Designer and manufacturer of network data storage devices

7.   Sapient Corp.
     Producer of flexible information technology software

8.   Wilmar Industries, Inc.
     National distributor of repair and maintenance products for apartment and housing market

9.   Renters Choice, Inc.
     Operator of rent-to-own stores offering home electronics, appliances, furniture and accessories

10.  Wackenhut Corrections Corp.
     Manager of privatized correctional and detention facilities


Management emphasized investment
themes such as outsourcing and
productivity enhancement as a way
to minimize the effects of volatility in the emerging markets.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder 21st Century Growth Fund

                         Portfolio Management Discussion

In the following interview, Peter Chin and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the Fund's strategy and the market environment during the twelve-month period ended August 31, 1998.

Q: How did the Scudder 21st Century Growth Fund perform relative to its benchmark, the unmanaged Russell 2000 Growth Index, for the twelve-month fiscal period ended August 31, 1998?

A: The Fund outperformed its benchmark by posting a negative total return of 22.58% for the twelve months, compared to a decline of 26.31% for the index for the same period. Small growth stocks experienced significant volatility throughout the year, falling in the fourth quarter of 1997 when the severity of the Asian financial crisis became more apparent, then rebounding through the first half of 1998. The market then collapsed in the summer months due to fears that the recession in parts of the developing world would soon spread to the United States, causing the index to fall 23.08% in August alone. While 1998 has so far proven to be a very difficult time for investors, our strategy of buying companies with minimal foreign exposure helped the Fund to outperform the index for the three-, six-, and twelve-month periods ended August 31.

Q: How would you characterize the current investment environment?

A: Decelerating earnings growth and the continuing turmoil in the emerging markets are two important factors that are driving the current "flight to quality" into highly liquid securities such as blue chip stocks and Treasury bonds. This shift has resulted in selling across areas with higher perceived risk, such as small company stocks, as investors look for safe havens. While the combination of low interest rates and a strong dollar would ordinarily be extremely beneficial for the small-cap stocks we hold in the portfolio, the focus on risk aversion that has dominated the market has far outweighed the positives for small-cap stocks in this period. In contrast to the weak performance of the Russell 2000 Growth Index, the positive total return of 8.12% for the S&P 500 for the year ended August 31 demonstrates the bias toward the relative safety of large-cap stocks.

Q: What strategy did the Fund employ to deal with the negative market conditions?

A: The Fund has been taking a multifaceted approach to dealing with the prevailing market conditions. First, since the economic difficulty overseas has been the primary source of fear in the market, we continued to avoid stocks with exposure to Asia or the negative effects of the strong dollar. Second, we stayed away from sectors that have been indirectly harmed by the global slowdown. These include energy stocks, which have been dragged down by falling commodity prices, and cyclical stocks, whose performance is directly correlated with the strength of the U.S. economy. Beyond these top-down considerations, we continued to employ a bottom-up approach to finding the most consistent growers in the strongest domestic industries. This strategy has led us to the health care sector, which stands to benefit from the aging population, and to technology stocks, an area that we believe will continue to benefit from the push for increased productivity in corporate America. In the process of selecting the

                      6 - Scudder 21st Century Growth Fund
highest-quality growth stocks for the Fund, we have been taking advantage of dips in the broader market to buy good companies at bargain prices.

Q: Can you tell us about some individual stocks that best demonstrate your approach?

A: Certainly. Vitesse Semiconductor, the Fund's largest holding, is a maker of computer chips with faster processing speeds than traditional silicon chips. Since this technology is used in conjunction with improved communications applications, Vitesse is an example of a company that should benefit from the trend of American companies using better tools to increase productivity. Earnings have been on the rise, and the stock appreciated 15% over the twelve-month period.

Another stock that performed well for us is Medquist, a rapidly-growing leader in medical transcription services. By providing software and specialized services to hospitals in the United States, this company is capitalizing on the larger trend of firms seeking to improve productivity by outsourcing non-core functions. Medquist posted sales growth of 43% from June 1997 to June 1998, and the stock has been an excellent performer for the Fund.

Q: What were some of the disappointments?

A: A company called Quadramed typifies the effect that negative market conditions can have on an otherwise fundamentally sound stock. A developer of software for healthcare providers, this company saw revenues increase 306% over the twelve-month period ended June 30. With no earnings disappointments and an excellent outlook, one would expect that under normal conditions the stock would


                      7 - Scudder 21st Century Growth Fund
provide solid returns. Instead, it lost 14% in 1998 through August 31. A drop such as this demonstrates how even good companies have fallen victim to indiscriminate selling in the small cap area.

Q: What is your outlook for small company growth stocks?

A: Due to the uncertainty concerning the foreign markets and the ability of the economy to maintain its strong performance, we expect volatility to continue in the immediate future. The positive side to the past year's downtrend in small company stocks is that they are currently selling at historically low valuations compared to large-cap stocks, despite stronger earnings growth. The accompanying graph shows that the P/E ratio of the Russell 2000 Growth Index is at its lowest point in ten years. Another potentially positive factor for the Fund is that the low-to-declining interest rate environment should benefit smaller firms by lowering their cost of debt.

Throughout this difficult period, we remain committed to our approach of finding the best small companies for long-term growth of capital. For investors who are able to look past short-term volatility, we believe that the Fund remains an attractive vehicle for gaining exposure to this dynamic sector of the stock market.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Small-Caps Attractive Relative to Large-Caps

As measured by the P/E ratios of the unmanaged Russell 2000 Growth and S&P 500 indices, small-cap stocks are at historically attractive levels.


                    1/88                1.18
                                        1.34
                                        1.58
                    12/88               1.57
                                        1.54
                                        1.56
                                        1.63
                                        1.46
                                        1.29
                                        1.26
                                        1.43
                    12/90               1.18
                                        1.14
                                        1.32
                                        1.19
                                        1.21
                                        1.09
                                        1.18
                                        1.24
                    12/92               1.20
                                        1.37
                                        1.22
                                        1.16
                                        1.29
                                        1.39
                                        1.38
                                        1.43
                    12/94               1.58
                                        1.65
                                        1.63
                                        1.78
                                        1.82
                                        1.69
                                        1.73
                                        2.28
                    12/96               2.05
                                        1.96
                                        1.58
                                        1.64
                                        1.71
                                        1.40
                                        1.32
                                        1.37
                    8/98                1.07

Source:  Frank Russell Co., Factset Data Systems, SKI\QS

Values greater than 1.0 indicate a higher valuation for the Russell 2000 Growth Index; values less than 1.0 indicate a higher valuation for the S&P 500.


                Scudder 21st Century Growth Fund: A Team Approach
                                  to Investing

  Scudder 21st Century Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Peter Chin has responsibility for the Fund's day-to-day management and investment strategies. Mr. Chin has 24 years of research and portfolio management experience, primarily in small company growth stocks.

  Portfolio Manager Roy C. McKay has 30 years of investment experience, with 21 years specializing in small company growth stocks.


                      8 - Scudder 21st Century Growth Fund

                      Glossary of Investment Terms


 EARNINGS The net income of a company after expenses and dividends are subtracted from total revenues. Earnings are the primary tool used to gauge a company's health.

 FUNDAMENTAL RESEARCH      Analysis of companies based on the projected impact
                           of management, products, sales, and earnings on their balance sheets and income statements.
                           Fundamental research is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements rather than the financial results of the underlying company.

 GROWTH STOCK              Stock of a company that has displayed above-average
                           earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole.

 LIQUIDITY                 A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

 MARKET CAPITALIZATION     The market value of a company's outstanding shares
                           of common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization).
                           The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization

 PRICE/EARNINGS RATIO      A widely used gauge of a stock's valuation that
 (P/E) (also "earnings     indicates what investors are paying for a company's
 multiple")                earning power at the current stock price. A P/E
                           ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder 21st Century Growth Fund

                   Investment Portfolio as of August 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/31/1998 at
  5.75%, to be repurchased at $1,390,222 on 9/1/1998, collateralized by a                                          -----------
  $1,410,000 U.S. Treasury Bond, 5.875%, 1/31/1999 (Cost $1,390,000) ....................      1,390,000             1,390,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.7%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 11.5%
Apparel & Shoes 3.2%
Ashworth, Inc.* (Manufacturer of golf sportswear) .......................................         53,900               303,188
Columbia Sportswear Co.* (Manufacturer of active outdoor apparel) .......................         19,300               246,075
St. John Knits, Inc. (Manufacturer of women's clothing) .................................         16,300               310,719
                                                                                                                   -----------
                                                                                                                       859,982
                                                                                                                   -----------
Department & Chain Stores 2.4%
Renters Choice, Inc.* (Operator of rent-to-own stores offering home electronics,
  appliances, furniture and accessories) ................................................         27,600               624,450
                                                                                                                   -----------
Hotels & Casinos 0.9%
Cavanaughs Hospitality Corp.* (Developer and owner of full service hotels) ..............         22,000               228,250
                                                                                                                   -----------
Recreational Products 1.4%
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ...........         24,450               369,806
                                                                                                                   -----------
Restaurants 1.1%
Il Fornaio America Corp.* (Restaurant chain) ............................................         29,200               292,000
                                                                                                                   -----------
Specialty Retail 2.5%
Wilmar Industries, Inc.* (National distributor of repair and maintenance
  products for the apartment housing market) ............................................         34,500               655,500
                                                                                                                   -----------
Consumer Staples 2.4%
Farming 0.7%
Hines Horticulture, Inc.* (Operator of commercial nurseries) ............................         26,000               185,250
                                                                                                                   -----------
Food & Beverage 1.7%
Horizon Organic Holding Corp.* (Producer and marketer of a line of organic dairy
  products) .............................................................................         35,000               446,250
                                                                                                                   -----------
Health 18.1%
Food & Beverage 1.4%
Twinlab Corp.* (Manufacturer and marketer of nutritional products including a
  line of vitamin and mineral supplements) ..............................................         12,800               372,800
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Biotechnology 2.3%
CryoLife, Inc.* (Cryopreservation of viable human tissue for transplants) ...............         25,000               321,875
Hyseq, Inc.* (Developer of gene-based therapeutic and diagnostic products) ..............         28,200               148,050
Vysis, Inc.* (Developer of genetic disease evaluation products) .........................         25,700               128,500
                                                                                                                   -----------
                                                                                                                       598,425
                                                                                                                   -----------
Health Industry Services 5.5%
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................          9,900               420,750
MedQuist, Inc.* (Electronic document transcription and management services) .............         49,500             1,039,500
                                                                                                                   -----------
                                                                                                                     1,460,250
                                                                                                                   -----------
Hospital Management 1.1%
Sunrise Assisted Living, Inc.* (Provider of assisted living to the elderly) .............         10,700               282,213
                                                                                                                   -----------
Medical Supply & Specialty 6.8%
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................         24,400               455,975
Focal, Inc.* (Manufacturer of synthetic liquid surgical sealants) .......................         22,800               171,000
Novoste Corp.* (Developer of a beta radiation catheter delivery system) .................         15,600               202,800
Perclose, Inc.* (Developer and producer of minimally invasive single-use systems
   to close arterial access sites surgically) ...........................................         29,200               501,875
Theragenics Corp.* (Manufacturer of device for treatment of prostate cancer) ............         36,500               460,813
                                                                                                                   -----------
                                                                                                                     1,792,463
                                                                                                                   -----------
Pharmaceuticals 1.0%
Coulter Pharmaceutical, Inc.* (Developer of drugs and therapies for treatment of
  cancer) ...............................................................................         20,000               280,000
                                                                                                                   -----------
Financial 7.8%
Banks 2.0%
Silicon Valley Bancshares* (Commercial bank holding company) ............................         11,200               273,700
Southwest Bancorporation of Texas, Inc.* (Commercial bank holding company) ..............         18,500               257,844
                                                                                                                   -----------
                                                                                                                       531,544
                                                                                                                   -----------
Insurance 3.5%
ARM Financial Group, Inc. (Retirement savings and investment products for retail
  and institutional customers) ..........................................................         17,000               246,500
ESG Re Ltd. (Accident, health, life and special risk reinsurance) .......................         28,900               502,138
Stirling Cooke Brown Holdings Ltd. (Holding company which provides risk
  management services and products) .....................................................         13,200               178,200
                                                                                                                   -----------
                                                                                                                       926,838
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Real Estate 2.3%
Correctional Properties Trust (REIT) (Acquisition and leasing of correctional
  and detention facilities) .............................................................         10,500               149,625
Realty Information Group Inc.* (Provider of building-specific information to the
   U.S. commercial real estate industry) ................................................         70,400               466,400
                                                                                                                   -----------
                                                                                                                       616,025
                                                                                                                   -----------
Media 0.8%
Advertising
DoubleClick, Inc.* (Internet advertising network) .......................................          9,100               217,263
                                                                                                                   -----------
Service Industries 15.5%
EDP Services 6.5%
Analysts International Corp. (Contract programming and software services) ...............         18,750               396,094
Computer Horizons Corp.* (Diversified information technology services and
  solutions) ............................................................................          5,250               122,719
Keane, Inc.* (Provider of computer software project management and design
  development services) .................................................................          6,400               268,800
Sapient Corp.* (Producer of flexible information technology applications) ...............         18,600               726,563
Ultimate Software Group, Inc.* (Developer of personnel and payroll management
  software solutions) ...................................................................         35,000               210,000
                                                                                                                   -----------
                                                                                                                     1,724,176
                                                                                                                   -----------
Miscellaneous Commercial Services 7.9%
ABR Information Services, Inc.* (Benefits, compliance and information services) .........         21,800               316,090
Cornell Corrections, Inc.* (Developer and operator of correctional, detention
  and pre-release facilities) ...........................................................         18,500               148,000
Digital River, Inc.* (Provider of comprehensive electronic commerce outsourcing
  solutions to software publishers and online retailers) ................................         27,900               142,988
Eagle USA Airfreight, Inc.* (Airfreight forwarding services) ............................         25,100               511,413
International Telecommunication Data Systems, Inc.* (Telecommunications billing
  and management solutions) .............................................................         15,100               296,338
Lamalie Associates, Inc.* (Executive search company) ....................................         25,000               148,438
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
  facilities) ...........................................................................         32,900               516,119
                                                                                                                   -----------
                                                                                                                     2,079,386
                                                                                                                   -----------
Miscellaneous Consumer Services 1.1%
ITT Educational Services, Inc.* (Provider of technology-oriented postsecondary
  degree programs) ......................................................................         10,700               294,250
                                                                                                                   -----------
Durables 1.8%
Leasing Companies 0.8%
Budget Group, Inc.* (Automobile, van and truck leasing and renting) .....................         12,600               214,200
                                                                                                                   -----------
Telecommunications Equipment 1.0%
RIT Technologies Ltd.* (Manufacturer of wiring products and systems) ....................         57,400               258,300
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 0.7%
Office Equipment/Supplies
SMED International, Inc.* (Designer and manufacturer of office furniture, wall
  systems and seating) ..................................................................         18,200               182,001
                                                                                                                   -----------
Technology 30.1%
Computer Software 14.2%
Advent Software, Inc.* (Provider of stand-alone and client/server software
  products) .............................................................................         10,400               315,900
Entrust Technologies Inc.* (Developer and seller of services that allow enterprises to secure electronic communications and transactions over the
  networks) .............................................................................          4,700                62,275
H.T.E., Inc.* (Developer of software applications for utilities and municipal
  agencies) .............................................................................         34,000               289,000
JDA Software Group, Inc.* (Comprehensive software solutions for management of
  retailing information) ................................................................         40,000               480,000
Lycos, Inc.* (Developer of online guides to the Internet) ...............................         15,000               325,313
MAPICS, Inc.* (Business planning and control solutions and services) ....................         56,800               986,900
QuadraMed Corp.* (Developer of financial management and data interchange
  software products and services) .......................................................         42,700             1,014,125
Xylan Corp.* (Producer of switching systems for local area networks) ....................         18,000               274,500
                                                                                                                   -----------
                                                                                                                     3,748,013
                                                                                                                   -----------
EDP Peripherals 3.6%
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................         23,000               958,813
                                                                                                                   -----------
Electronic Components/Distributors 1.9%
Daisytek International Corp.* (Wholesale distributor of computer and office
  automation supplies) ..................................................................         28,200               500,550
                                                                                                                   -----------
Office/Plant Automation 4.8%
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing
  computer systems) .....................................................................         23,100               239,663
Pinnacle Systems, Inc.* (Manufacturer of video post-production workstations) ............         34,400             1,036,300
                                                                                                                   -----------
                                                                                                                     1,275,963
                                                                                                                   -----------
Semiconductors 5.6%
PMC-Sierra, Inc.* (Producer of high speed internetworking component solutions) ..........          9,800               299,513
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............         43,800             1,188,075
                                                                                                                   -----------
                                                                                                                     1,487,588
                                                                                                                   -----------
Energy 2.0%
Oil & Gas Production 1.6%
Key Production Co., Inc.* (Oil and gas production) ......................................         30,300               181,800
Virginia Gas Co. (Natural gas pipeline and storage company) .............................         60,400               249,150
                                                                                                                   -----------
                                                                                                                       430,950
                                                                                                                   -----------
Oilfield Services/Equipment 0.4%
National-Oilwell, Inc.* (Manufacturer of oil and gas drilling equipment) ................         12,100                93,775
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Construction 1.1%
Building Materials
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) .......................................................         10,400               302,900
                                                                                                                   -----------
Transportation 2.9%
Airlines 1.1%
America West Holdings Corp. "B" (Passenger airline) .....................................         15,700               305,169
                                                                                                                   -----------
Miscellaneous 1.8%
Travel Services International Inc.* (Provider of leisure travel services
  including airline, cruise and auto rental) ............................................         11,300               245,775
United Road Services, Inc.* (Motor vehicle towing and transport services) ...............         22,100               223,763
                                                                                                                   -----------
                                                                                                                       469,538
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $29,210,026)                                                                              25,064,881
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $30,600,026) (a)                                                         26,454,881
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $31,007,100. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $4,552,219. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,009,437 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,561,656.

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder 21st Century Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of August 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $30,600,026) ................      $  26,454,881
                 Cash ................................................................                912
                 Receivable for investments sold .....................................            659,153
                 Receivable for Fund shares sold .....................................             48,381
                 Dividends and interest receivable ...................................              3,466
                 Deferred organization expenses ......................................             13,163
                 Other assets ........................................................                 73
                                                                                           ----------------
                 Total assets ........................................................         27,180,029
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ....................................            181,205
                 Accrued management fee ..............................................             13,814
                 Other payables and accrued expenses .................................             60,006
                                                                                           ----------------
                 Total liabilities ...................................................            255,025
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  26,925,004
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ...........         (4,145,145)
                 Accumulated net realized gain (loss) ................................         (1,643,526)
                 Paid-in capital .....................................................         32,713,675
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  26,925,004
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($26,925,004 / 2,653,082 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $10.15
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder 21st Century Growth Fund

                             Statement of Operations

                       for the year ended August 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ...........................................................      $      46,233
                 Interest ............................................................             72,729
                                                                                           ----------------
                                                                                                  118,962
                 Expenses:
                 Management fee ......................................................            323,987
                 Services to shareholders ............................................            191,319
                 Custodian and accounting fees .......................................             51,536
                 Trustees' fees and expenses .........................................             55,131
                 Auditing ............................................................             17,635
                 Registration fees ...................................................             17,253
                 Reports to shareholders .............................................             23,204
                 Legal ...............................................................             14,634
                 Amortization of organization expense ................................              4,347
                 Other ...............................................................              4,732
                                                                                           ----------------
                 Total expenses before reductions ....................................            703,778
                 Expense reductions ..................................................           (136,802)
                                                                                           ----------------
                 Expenses, net .......................................................            566,976
                -------------------------------------------------------------------------------------------
                 Net investment gain (loss)                                                      (448,014)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ...........................            (75,261)
                 Net unrealized appreciation (depreciation) during the period on
                   investments .......................................................         (8,260,290)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (8,335,551)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (8,783,565)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder 21st Century Growth Fund

                       Statements of Changes in Net Assets

                                                                                                    For the Period
                                                                                                     September 9,
                                                                                                         1996
                                                                                                    (commencement
                                                                                    Year Ended      of operations)
                                                                                    August 31,       to August 31,
Increase (Decrease) in Net Assets                                                     1998                1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment gain (loss) .................................     $  (448,014)      $  (164,846)
                 Net realized gain (loss) from investment transactions ......         (75,261)       (1,568,265)
                 Net unrealized appreciation (depreciation) on investment
                   transactions during the period ...........................      (8,260,290)        4,115,145
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...............................................      (8,783,565)        2,382,034
                                                                                ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................      21,758,221        24,126,673
                 Cost of shares redeemed ....................................      (9,368,423)       (3,228,689)
                 Redemption fees ............................................          22,595            14,958
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .............................................      12,412,393        20,912,942
                                                                                ----------------  ----------------
                 Increase (decrease) in net assets ..........................       3,628,828        23,294,976
                 Net assets at beginning of period ..........................      23,296,176             1,200
                                                                                ----------------  ----------------
                 Net assets at end of period ................................    $ 26,925,004      $ 23,296,176
                                                                                ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................       1,776,347               100
                                                                                ----------------  ----------------
                 Shares sold ................................................       1,580,844         2,058,513
                 Shares redeemed ............................................        (704,109)         (282,266)
                                                                                ----------------  ----------------
                 Net increase (decrease) in Fund shares .....................         876,735         1,776,247
                                                                                ----------------  ----------------
                 Shares outstanding at end of period ........................       2,653,082         1,776,347
                                                                                ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder 21st Century Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             September 9,
                                                                                                                 1996
                                                                                                            (commencement
                                                                                           Year Ended     of operations) to
                                                                                           August 31,         August 31,
                                                                                             1998                1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                          ---------------------------------
Net asset value, beginning of period ................................................       $ 13.11           $ 12.00
                                                                                          ---------------------------------
Income from investment operations:
Net investment gain (loss) ..........................................................          (.19)             (.15)
Net realized and unrealized gain on investments .....................................         (2.78)             1.25
                                                                                          ---------------------------------
Total from investment operations ....................................................         (2.97)             1.10
                                                                                          ---------------------------------
Redemption fees .....................................................................           .01               .01
                                                                                          ---------------------------------
Net asset value, end of period ......................................................       $ 10.15           $ 13.11
                                                                                          ---------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................        (22.58)             9.25**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................            27                23
Ratio of operating expenses, net to average daily net assets (%) ....................          1.75              1.75*
Ratio of operating expenses before expense reductions, to average daily net
  assets (%) ........................................................................          2.17              3.52*
Ratio of net investment gain (loss) to average daily net assets (%) .................         (1.38)            (1.27)*
Portfolio turnover rate (%) .........................................................         119.8              92.0*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                      18 - Scudder 21st Century Growth Fund

                         Notes to Financial Statements


                       A. Significant Accounting Policies

Scudder 21st Century Growth Fund Century Growth Fund Century Growth Fund Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $554,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until August 31, 2005, ($7,000) and August 31, 2006 ($547,000), the
respective expiration dates, whichever occur first. In addition, from August 31, 1997 through August 31, 1998, the Fund incurred approximately $683,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1999.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                      19 - Scudder 21st Century Growth Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $46,724,351 and $36,369,360, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of the Fund's management fee until December 31, 1998 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the year ended August 31, 1998, the Adviser did not impose a portion of its management fee amounting to $136,802 and the amount imposed amounted to $187,185, of which $13,814 was unpaid at August 31, 1998.

                      20 - Scudder 21st Century Growth Fund

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund have approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1998, SSC imposed fees amounting to $109,029, of which $9,660 was unpaid at August 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $53,609.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31, 1998, STC imposed fees amounting to $10,812, of which $3,299 was unpaid at August 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1998, SFAC imposed fees amounting to $37,500, of which $3,125 was unpaid at August 31, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1998, the Trustees' fees and expenses aggregated $55,131.


                      21 - Scudder 21st Century Growth Fund

                        Report of Independent Accountants



To the Trustees of Scudder Securities Trust and the Shareholders of Scudder 21st Century Growth Fund:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP

September 28, 1998




                      22 - Scudder 21st Century Growth Fund

                                    This Page
                                  intentionally
                                   left blank.





                      23 - Scudder 21st Century Growth Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert G. Stone, Jr.*
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Kimberly A. Purvis*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.


                      24 - Scudder 21st Century Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder 21st Century Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder 21st Century Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder 21st Century Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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